Exhibit 10.3

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (this “Guarantee”), dated as of September 30, 2010, by and among the Borrower (as defined herein), the other Loan Parties identified as such on the signature pages hereof (each, a “Guarantor” and collectively, “Guarantors”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”).

W I T N E S S E T H :

WHEREAS, Carib Holdings, Inc., a Puerto Rico corporation (“Holdings”), EVERTEC, Inc., a Puerto Rico corporation (the “Borrower”), the Lenders party thereto from time to time, Bank of America, N.A., as administrative agent for the Lenders and the other parties party thereto, have entered into a Credit Agreement, dated as of September 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to, and the L/C Issuers to issue certain Letters of Credit for the account of, the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Secured Parties (as hereinafter defined); and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower, and accordingly desires to execute this Guarantee in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to, and the L/C Issuers to issue Letters of Credit for the account of, the Borrower.

1.	DEFINITIONS.

Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein. References to this “Guarantee” shall mean this Guarantee, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guarantee as the same may be in effect at the time such reference becomes operative. The following terms shall have the following meanings:

“Obligations” means “Obligations” as defined in the Collateral Agreement.

“Secured Parties” means “Secured Parties” as defined in the Collateral Agreement.

2.	THE GUARANTEE.

(a) Guarantee of Guaranteed Obligations. Each Guarantor unconditionally guarantees, jointly and severally (“solidariamente”) with the other Guarantors and the Borrower, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations (the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other person, or any other asset of the Borrower.

(c) No Limitations. Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 5(f) or, with respect to any Subsidiary that becomes a party hereto pursuant to Section 12 or otherwise, in any supplement to this Guarantee, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee;

(iii) the release of, or the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Agent or any other Secured Party for the Guaranteed Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations);

(vi) any illegality, lack of validity or unenforceability of any Guaranteed Obligation;

(vii) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations);

(viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Borrower, the Agent, any other Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and

(ix) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any Guarantor or any other guarantor or surety.

Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. To the fullest extent permitted by applicable law, each Guarantor waives (A) any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability (including any act or omission of any Secured Party) of any other Loan Party, other than the payment in full in cash or immediately available funds of all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made); (B) any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor; (C) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (D) any right to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (E) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (F) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Loan Party, as the case may be, or any security.

(d) Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

(e) Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Party in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against the Borrower or applicable Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 6(c) hereof.

(f) Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Guarantor, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

(g) Maximum Liability. Each Guarantor, and by its acceptance of this Guarantee, the Agent for itself and on behalf of each Secured Party hereby confirms that it is the intention of all such persons that this Guarantee and the Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, for itself and on behalf of each Lender, and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance.

(h) Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guarantee whether or not the Borrower or any other person or entity is joined as a party.

3.	FURTHER ASSURANCES.

Each Guarantor agrees, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any additional instruments or documents reasonably considered necessary by the Agent to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

4.	PAYMENTS FREE AND CLEAR OF TAXES.

Each Guarantor agrees that such Guarantor will perform or observe all of the terms, covenants and agreements that Section 2.18 of the Credit Agreement requires such Guarantor to perform or observe, subject to the qualifications set forth therein.

5.	OTHER TERMS.

(a) Headings. The headings in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(b) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given in the manner as set forth in Section 9.01 of the Credit Agreement.

(d) Successors and Assigns. Whenever in this Guarantee any Guarantor is referred to, such reference shall be deemed to include the permitted successors and assigns of such party (in accordance with the terms of the Credit Agreement); and all covenants, promises and agreements by any Guarantor that are contained in this Guarantee shall bind and inure to the benefit of its respective permitted successors and assigns.

(e) No Waiver; Cumulative Remedies; Amendments. Neither the Agent nor any Secured Party shall by any act (except by a written instrument permitted by this Section 5(e)) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

(f) Termination. This Guarantee and the guarantees made herein shall terminate when all the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made) have been paid in full in cash or immediately available funds and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving Facility Credit Exposure has been reduced to zero and each L/C Issuer has no further obligations to issue Letters of Credit under the Credit Agreement (or cash collateralized or supported by back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the applicable L/C Issuer; provided that, upon payment in full of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made), the Agent may assume that no Obligations are outstanding unless otherwise advised in writing by Holdings and/or the Borrower.

(i) A Guarantor shall automatically be released from its guarantee and its obligations hereunder, without delivery of any instrument or performance of any act by any party, upon (i) the consummation of any transaction permitted by the Credit Agreement, as a result of which such Guarantor ceases to be a Subsidiary or (ii) the effectiveness of any written consent to the release of a Guarantor pursuant to Section 9.08 of the Credit Agreement.

(ii) In connection with any termination or release pursuant to this Section 5(f), the Agent shall execute and deliver to the Borrower, at the Borrower’s expense, evidence of such release and all documents to evidence such termination or release as reasonably requested by the Borrower in form and substance reasonably satisfactory to the Agent, subject to receipt by the Agent of such certifications of Borrower as it may reasonably request regarding compliance of such release with this Section 5(f). Any execution and delivery of documents pursuant to this Section 5(f) shall be without recourse to or warranty by the Agent.

(g) Counterparts. This Guarantee may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Guarantee by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(h) Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Secured Parties.

(i) Expenses. The parties hereto shall pay all out-of-pocket expenses incurred by the Agent or any Lender in connection with the enforcement of this Guarantee and the other Loan Documents in connection with the enforcement or protection of its rights under this Guarantee, including the reasonable fees, charges and disbursements of counsel for the Agent and the Lenders (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agent and the Joint Lead Arrangers, and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction and one additional counsel for the affected persons, taken as a whole, to the extent of any actual conflict of interest). The agreements in this paragraph shall survive the resignation of the Agent, the replacement of any

Lender, the termination of the Guarantee and the repayment, satisfaction or discharge of all the other Guaranteed Obligations.

6.	INDEMNITY, SUBROGATION AND SUBORDINATION.

(a) Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6(c)), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor under this Guarantee in respect of any Guaranteed Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor shall be sold pursuant to this Guarantee or any other Security Document to satisfy in whole or in part a Guaranteed Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(b) Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6(c)) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6(a), the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.10(d) of the Credit Agreement, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6(b) shall be subrogated to the rights of such Claiming Guarantor under Section 6(a) to the extent of such payment.

(c) Subordination.

(i) Notwithstanding any provision of this Guarantee to the contrary, all rights of the Guarantors under Sections 6(a) and 6(b) and all other rights of indemnity, contribution or subrogation of any Guarantor under applicable law or otherwise shall be fully subordinated to the payment in full in cash or immediately available funds of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities to the extent no claim therefor has been made). No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6(a) and 6(b) (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(ii) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the payment in full in cash or immediately available funds of the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities).

7.	SECURITY.

To secure payment of each Guarantor’s obligations under this Guarantee, concurrently with the execution of this Guarantee, certain Guarantors have entered into certain Security Documents or may enter into certain other Security Documents pursuant to which each Guarantor has granted to the Agent for the benefit of the Lenders and the other Secured Parties, a security interest in the Collateral described therein.

8.	APPLICABLE LAW.

THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

9.	CONSENT TO JURISDICTION.

(a) Each party to this Guarantee hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or any other Loan Documents to which it is a party (unless, in the case of any other Loan Document, otherwise expressly provided in such other Loan Document), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Guarantors agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the Loan Parties that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Guarantor in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Guarantor from asserting or seeking the same in the New York Courts.

(b) Each party to this Guarantee hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or any other Loan Document in any New York State or federal court of the United States of America sitting in New York County, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) By the execution and delivery of this Guarantee, each party to this Guarantee (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, with an office at 111 Eighth Avenue, New York, New York 10011 (“CT”) (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Guarantee that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and acknowledges that CT has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT and written notice of said service to any party to this Guarantee in accordance with the manner provided for notices in Section 5 (c) above shall be deemed in every respect effective service of process upon such party to this Guarantee, in any such suit or proceeding. Each party to this Guarantee further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as this Guarantee is in effect; provided that each party to the Guarantee, with respect to such party, may and to the extent CT ceases to be able to be served on the basis contemplated herein shall, by written notice to the Agent, designate such additional or alternative agent for service of process under this paragraph (c) that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for the Borrower or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York. To the extent that any party to the Guarantee has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, (ii) the United States or the State of New York or (iii) the Commonwealth of Puerto Rico or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Guarantee or any of the other Loan Documents or actions to enforce judgments in respect of any thereof, such party to the Guarantee hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law. Nothing in this Guarantee, any other Loan Document will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

10.	WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION,

SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11.	RIGHT OF SET OFF.

If an Event of Default shall have occurred and be continuing, each Lender, the Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender, the Agent or such L/C Issuer to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guarantee owed to such Lender, the Agent or such L/C Issuer irrespective of whether or not such Lender, the Agent or such L/C Issuer shall have made any demand under this Guarantee and although such obligations may be unmatured. The rights of each Lender, the Agent and L/C Issuer under this Section 11 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Agent and such L/C Issuer may have.

12.	ADDITIONAL SUBSIDIARIES.

Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement (or otherwise elects to become a party hereto) of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Guarantee. The rights and obligations of each party to this Guarantee shall remain in full force and effect notwithstanding the addition of any new party to this Guarantee.

13.	JUDGMENT CURRENCY.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Guarantor and the Borrower in respect of any such sum due from it to the Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent from the applicable Guarantor or the Borrower in the Agreement Currency, such party to this Guarantee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to such party to this Guarantee (or to any other person who may be entitled thereto under applicable law).

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed and delivered as of the date first above written.

CARIB HOLDINGS, INC., as Guarantor

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title:	Chief Executive Officer and President

EVERTEC, INC., as Borrower

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title:	Chief Executive Officer and President

Signature Page to Guarantee Agreement

SENSE SOFTWARE INTERNATIONAL CORP., as Guarantor

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title	President

Signature Page to Guarantee Agreement

T.I.I. SMART SOLUTIONS INC., as Guarantor

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	Sole Director

Signature Page to Guarantee Agreement

ATH COSTA RICA SOCIEDAD ANÓNIMA, as Guarantor

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President

TARJETAS INTELIGENTES INTERNACIONALES SOCIEDAD ANONIMA, as Guarantor

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President

Signature Page to Guarantee Agreement

EVERTEC DOMINICANA, S.A., as Guarantor

By:	/s/ Felix M. Villamil
Name:	Felix M. Villamil
Title	President

Signature Page to Guarantee Agreement

TII SMART SOLUTIONS, SOCIEDAD ANÓNIMA, as Guarantor

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	Sole Administrator

Signature Page to Guarantee Agreement

EVERTEC MEXICO SERVICIOS DE PROCESSAMIENTO, S.A. DE C.V., as Guarantor

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	Chairman of Board of Directors

Signature Page to Guarantee Agreement

ATH PANAMA, S.A., as Guarantor

By:	/s/ Luis Gerardo Alvarado Gómez
Name:	Luis Gerardo Alvarado Gómez
Title	President

Signature Page to Guarantee Agreement

Accepted and Agreed to: BANK OF AMERICA, N.A., as Agent

By:	/s/ Barry Price
	Name:	Barry Price
	Title:	Managing Director

Signature Page to Guarantee Agreement

Exhibit I

to Guarantee

SUPPLEMENT NO.      dated as of              (this “Supplement”), to the Guarantee Agreement dated as of September 30, 2010 (the “Guarantee”), among EVERTEC, INC., a Puerto Rico corporation (the “Borrower”), each other Loan Party party thereto and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”).

A. Reference is made to the Credit Agreement dated as of September 30, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among CARIB HOLDINGS, INC., a Puerto Rico corporation, the Borrower, the Lenders party thereto from time to time, Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee referred to therein, as applicable.

C. The Guarantors have entered into the Guarantee in order to induce the Lenders to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. Section 12 of the Guarantee provides that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement to become a Guarantor under the Guarantee in order to induce the Lenders to make additional Loans and each L/C Issuer to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 12 of the Guarantee, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder. In furtherance of the foregoing, the New Subsidiary does hereby guarantee to the Agent the due and punctual payment of the Guaranteed Obligations as set forth in the Guarantee. Each reference to a “Guarantor” in the Guarantee shall be deemed to include the New Subsidiary. The Guarantee is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of

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equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. The New Subsidiary is a company duly incorporated under the laws of [name of relevant jurisdiction]. [The guarantee of the New Subsidiary giving a guarantee other than in respect of its Subsidiary is subject to the limitations that are agreed in respect of the New Subsidiary [insert guarantee limitation wording for relevant jurisdiction]]1.

SECTION 4. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 5. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5(c) and 9(c) of the Guarantee.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

[1]	Subject to Agreed Security Principles

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IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Legal Name:

Jurisdiction of Formation:

Location of Chief Executive Office:

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title: